UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Airbnb, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Airbnb, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders P.O. BOX 8016, CARY, NC 27512-9903 To Be Held On June 5, 2024 at 10:00 AM, Pacific Daylight Time For Stockholders of record as of April 8, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the notice, proxy statement and annual report, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ABNB To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ABNB Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive paper or e-mail copies of the proxy materials, you must request them. There is no charge to you for requesting copies. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 24, 2024. Unless requested, you will not otherwise receive a paper or e-mail copy. To order paper materials, for this and/or future stockholder meetings, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/ABNB (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Airbnb, Inc. Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report on Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Wednesday, June 5, 2024 Time: 10:00 AM, PDT Place: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/ABNB for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ABNB SEE REVERSE FOR FULL AGENDA

Airbnb, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 AGAINST ON PROPOSAL 5 PROPOSAL 1. To elect Brian Chesky, Angela Ahrendts and Kenneth Chenault as Class I Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. 1.01 Brian Chesky 1.02 Angela Ahrendts 1.03 Kenneth Chenault 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers. 4. To approve the amendment and restatement of our Restated Certificate of Incorporation to provide for the exculpation of officers. 5. Stockholder proposal regarding political disclosure, if properly presented at the Annual Meeting. NOTE:The named proxies are authorized to transact such other business that may properly comebefore the Annual Meeting or any postponement, continuation or adjournment thereof.